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                                                                  Exhibit 10.19


         THE STATE OF TENNESSEE

         COUNTY OF DAVIDSON

         THIS INDENTURE, dated 9-26-89


                                   WITNESSETH:

                                       I.

         LESSOR. Subject to and upon the terms, provisions and conditions hereinafter set forth, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, having its principal place of business at 1285 Avenue of the Americas, New York, New York 10019 (the Landlord), hereby leases unto

         LESSEE. RIVENDELL OF AMERICA, INC., a Delaware corporation, having its principal place of business at 3401 West End Building, Nashville, Tennessee 37203 (the Tenant), and the Tenant accepts from Landlord, the premises described as approximately 11,591 rentable square feet located on the fifth (5th) floor(s) outlined on the floor plan(s) cross-hatched in red and attached hereto as Exhibit A (the Premises) in the building located at 3401 West End Avenue, Nashville, Tennessee (the Building) (said Building, together with the land on which it is located and all other improvements thereon being called the Property), for the term, the rent, and subject to the conditions and covenants hereinafter provided.

         TERM. The term of this lease shall commence on November 1, 1989 and shall end on October 31, 1994 unless sooner terminated as provided herein, to be occupied and used by the Tenant for general offices and for no other purpose whatsoever. No easement for light or air is included in the Premises.

         In Consideration thereof, the parties covenant and agree as follows:

                                       II.

         BASE RENTAL. (a) The Tenant shall pay to the Landlord as Base Rent, in legal tender, at the Landlord's office at c/o John W. Galbreath & Co., 3401 West End Building, Nashville, Tennessee 37203 or as directed from time to time by Landlord's notice, the annual sum of SEE RIDER TO LEASE ATTACHED HERETO AND MADE A PART HEREOF DOLLARS ($__________) payable in equal monthly payments of SEE RIDER TO LEASE ATTACHED HERETO AND MADE A PART HEREOF DOLLARS ($__________) each, in advance promptly on the first day of every calendar month of the term, except for the first six (6) month's base rent which is waived, and pro-rata, in advance, for any partial month, without demand, the same being hereby waived and without any set-off or deduction whatsoever. Interest at the per annum rate


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of 12% will be charged retroactive to the first day of the month for rents not paid by the tenth (10th) of the calendar month.

              (b) It is understood that the Base Rent specified in Paragraph
(a) does not anticipate any increase in the amount of taxes on the Property or in the cost of operation and maintenance thereof. Therefore, in order that the rental payable throughout the term of the lease shall reflect any such increase, the parties agree as hereinafter in this Section set forth. The annual Base Rent payable pursuant to Paragraph (a) as increased pursuant to Paragraph (b) and (c) of this Section is hereinafter called the "Rent." Certain terms are defined as follows:

         EXPENSE COMPONENT. The portion of the Base Rent attributable to Taxes and Operating Expenses. The Expense Component shall be that amount experienced by Landlord during calendar year 1989, on a per rentable square foot basis, as determined by

         NET RENTABLE AREA. The Net Rentable Area of the Building shall, for all purposes, be deemed to be 250,000 square feet, and the Net Rentable Area of the Premises shall be deemed to be 11,591 square feet.

         TAXES. (i) All real estate taxes, including State equalization factor if any, payable (adjusted after protest or litigation, if any) for any part of the term of this lease, exclusive of penalties or discounts, on the Property,
(ii) any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Property*, (iii) any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined, and (iv) the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested.

         OPERATING EXPENSE. Those expenses incurred or paid on behalf of the Landlord in respect of the operation and maintenance of the Property which, in accordance with accepted principles of sound accounting practice is used by the Landlord, as applied to the operation and maintenance of first class office buildings, are properly chargeable to the operation and maintenance of the Property, and the cost, as reasonably amortized by the Landlord, with interest at the rate of 10% per annum on the unamortized amount, of any capital improvement made after completion of the Building which reduces other Operating Expenses, but in an amount not to exceed such reduction for the relevant year. Operating Expenses shall not include franchise, excise or income taxes imposed on the Landlord, and the cost to Landlord of any work or service performed in any instance for any tenant (including the Tenant) at the cost of such tenant. If Landlord shall make any capital improvement after the operating base year during the term of this lease in compliance with the requirements of any federal, state or local law or governmental regulation, then the reasonable annual amortization of the cost of such improvement with interest at the prime rate in existence at the time of completion of such improvement shall be deemed an operating expense in each of the calendar years during which such amortization occurs, but only if such improvements reduce building operating expenses or are required as a life, health or safety measure not required as of 1989.

* excluding Landlord's franchise, excise or income taxes.


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         In determining the amount of Operating Expenses, for the purpose of this Section, for any Calendar year (i) if less than 95% of the Building shall have been occupied by tenants and fully used by them, at any time during the year, Operating Expenses shall be increased to an amount equal to the like operating expense which would normally be expected to be incurred, had such occupancy been 95% and had such full utilization been made during the entire period, or (ii) if the Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would constitute an Operating Expense*) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Landlord, Operating Expense shall be deemed for the purposes of this Section to be increased by an amount equal to the additional operating expense which would reasonably have been incurred during such period by the Landlord if it had at its own expense furnished such work or service to such tenant.

         (c) In order to provide for current payments on account of an increase in the Taxes and Operating Expenses over the Expense Component, the Tenant agrees that the Base Rent to be paid by Tenant shall be adjusted upward in the event and to the extent that the actual Taxes and Operating Expense per square foot of Net Rentable Area of the Building shall exceed the Expense Component of the Base Rent as hereinabove set forth for any calendar year. In the event that this Lease shall commence or terminate in the midst of a calendar year, the Taxes and Operating Expenses for that calendar year and the Expense Component shall be prorated for such portion of the calendar year as the Lease shall be in effect, and the Base Rent shall be adjusted upward in the event and to the extent that the prorated actual Taxes and Operating Expenses per square foot of Net Rentable Area of the Building shall exceed the prorated Expense Component of the Base Rent.

         Prior to the commencement of each calendar year of Tenant's occupancy, if it is expected that the Taxes and Operating Expenses for such year will exceed the Expense Component attributable to the Building as a whole, Landlord shall provide Tenant an estimate of Taxes and Operating Expenses for said calendar year. Tenant shall pay a Base Rent for said calendar year adjusted upward by Tenant's pro rata portion of the amount of difference between (i) the Expense Component or the prior calendar year's estimated Taxes and Operating Expenses, whichever is greater, and (ii) the coming year's estimated Taxes and Operating Expenses. Within 150 days, or as soon thereafter as possible, of the conclusion of each calendar year of the lease term, Landlord shall furnish to Tenant an audited statement of Landlord's Taxes and Operating Expenses for said calendar year. A lump-sum payment will be made from Landlord to Tenant or from Tenant to Landlord as appropriate within thirty (30) days of the delivery of such audited statement, equal to the product of (i) the Net Rentable Area of the Premises and (ii) the difference in actual Taxes and Operating Expenses per square foot of Net Rentable Area of the Building, and estimated Taxes and Operating Expenses per square foot of Net Rentable Area of the Building. The effect of this reconciliation payment is that Tenant will pay, during the lease term, its share of increases in Taxes and Operating Expenses over the Expense Component, and no more. The obligation of the Tenant with respect to the payment of Rent shall survive the termination of this lease. Any payment, refund, or credit made pursuant to this Paragraph (c) shall be made without prejudice to any right of the Tenant to dispute, or of the Landlord to correct, any item(s) as billed pursuant to the provisions hereof.

*other than by reason of its negligence or in breach of its lease obligations.


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         (d) Upon receipt of the Landlord's statement, Tenant does hereby covenant and agree promptly to pay the increases in Rent pursuant to Paragraphs
(b) and (c) of this Section as and when the same shall become due and payable, without further demand therefor, and without any set-off or deduction whatsoever. Failure to give such statement shall not constitute a waiver by Landlord of its right to require an increase in Rent.

         (e) Within 180 days after receipt of such statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office in the Building or, at Landlord's option, at such other location that Landlord may specify, for the purpose of verifying information in such statement. Unless Tenant asserts specific error(s) within 180 days after delivery of such statement, the statement shall be deemed to be correct.

         (f) Nothing contained herein, and no decrease in Taxes and/or Operating Expenses shall reduce Tenant's Rent below the annual Base Rent set forth in Paragraph (a) of this Section.

         (g) Tenant at all times during the term of this Lease agrees to lease parking rights for at least 25 cars in the Parking Garage located adjacent to the Building. No specific spaces in the Parking Garage are to be assigned to Tenant, but Landlord shall issue to Tenant the aforesaid number of stickers or tags, each of which will authorize parking in the Parking Garage of a car on which the sticker or tag is displayed, or Landlord will provide a reasonable alternative means of identifying and controlling cars authorized to be parked in the Parking Garage. Landlord may designate the area within which each such car may be parked and Landlord may change such designations from time to time. Landlord may make, modify and enforce rules and regulations relating to the parking of automobiles in the Parking Garage, and Tenant will abide by such rules and regulations. Four (4) of Tenant's parking spaces shall be reserved.

         Tenant covenants and agrees to pay Landlord during the term of this Lease as additional rental hereunder, the sum of $0.00 per car per month (the "Basic Parking Charge"), such sum to be payable quarterly in advance on the first day of each and every calendar quarter during the term hereof, and a pro rata portion of such sum shall be payable for the first partial calendar month of any calendar quarter in the event that the lease term commences on a date other than the first day of a calendar month.

         (h) All costs and expenses and the Basic Parking Charge which Tenant assumes or agrees to pay to Landlord pursuant to this lease, shall be deemed additional rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of Rent.

                                      III.

         Lessor Covenants and Agrees With Lessee:

         SERVICES. The Landlord shall provide, at Landlord's expense, except as Services otherwise provided, the following services:


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          (a)  Public utilities to furnish the electricity, gas and water utilized in operating any and all facilities serving the Premises.

          (b) Hot and cold water at those points of supply provided for general use of other tenants in the Building; central heat and air conditioning in season, at such temperatures and in such amounts as are generally furnished to first-class office buildings; routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent generally furnished to first-class office building during normal working hours.

          (c) Janitor service on a five (5) day week basis excluding holidays; provided, however, Tenant's floor covering or other improvements meet the prior approval of the Landlord. In the event such finishes are not considered "standard" by the Landlord, Tenant shall pay the additional cleaning cost attributable thereto as additional rent. Tenant shall pay said additional rent upon presentation of a statement therefor by Landlord, and Tenant's failure to pay shall constitute default hereunder.

          (d) Electrical facilities to furnish sufficient power for typewriters, desk top computers, voice writers, calculating machines and other machines of similar low electrical consumption; but not including electricity required by duplicating and electronic data processing equipment, special lighting in excess of building standard, and any other item of electrical equipment which (singly) consumes more than 0.5 kilowatts at rated capacity or requires a voltage other than 120 volts single phase.

          (e) All building standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and rest room areas and stairwells.

          (f)  Elevator service.

         Should Tenant require any additional work or service, including but not limited to the additional work or service described above, including service furnished outside the normal working hours, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay the Landlord such charges as may be agreed on, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided, it being agreed that the cost to the Landlord of such additional services shall be excluded from Operating Expense.

         It is understood that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption, Tenant acknowledging that any one or more such services may be suspended by reason of accidents or of repairs, alterations, or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of the law, or causes beyond the reasonable control of Landlord. Any such interruption or discontinuance of service shall never be deemed an eviction or disturbance to Tenant's use and possession of the Premises, or any part thereof, or render Landlord liable to


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Tenant for damages by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this lease, unless such interruption or disturbance renders the Premises untenantable for five (5) consecutive business days, then in such case, Tenant's rent shall be abated until the Premises are restored to a tenantable condition.

         QUIET ENJOYMENT. So long as the Tenant shall observe and perform the covenants and agreements binding on it hereunder, the Tenant shall at all times during the term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through the Landlord.

         CERTAIN RIGHTS RESERVED TO THE LANDLORD. The Landlord reserves the following rights:

         (a) To name the Building and to change the name or street address of the Landlord.

         (b) To install and maintain a sign or signs on the exterior of the Building.

         (c) To designate all sources furnishing sign painting and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises or in the Building.

         (d) To constantly have pass keys to the Premises.

         (e) On reasonable prior notice to the Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.

         (f) At any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority.

         (g) To install vending machines of all kinds in the Premises, and to provide mobile vending service therefor, and to receive all of the revenue derived therefrom; provided, however, that no vending machines shall be installed by Landlord in the Premises nor shall any mobile vending service be provided therefor, unless Tenant so requests.

         (h) To provide and install at Tenant's cost, all letters or numerals on doors in the Premises. All such letters and numerals shall be in the Building standard graphics, and no other shall be used or permitted on the Premises.

         ESTOPPEL CERTIFICATE BY TENANT. The Tenant agrees that from time to time upon not less than ten (10) days prior request by the Landlord, the Tenant will deliver to the Landlord a


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statement in writing certifying (a) that the lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the Rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any provision of this lease, and, if the Landlord is in default, specifying each such default of which the person making the certificate may have knowledge, it being understood that any such statement so delivered may be relied upon by any landlord under any ground or underlying lease, or any prospective purchaser, mortgagee, or any assignee of any mortgage on the Property.

         WAIVER OF CERTAIN CLAIMS. The Tenant, to the extent permitted by law, waives all claims it may have against the Landlord, and against the Landlord's agents and employees for damage to person or property sustained by the Tenant, its employees or invitees, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the negligence or contributing negligence of Landlord, or Landlord's agents or employees. If any damage results from any act or neglect of the Tenant, the Landlord may, at the Landlord's option, repair such damage and the Tenant shall thereupon pay to the Landlord the total cost of such repair. All personal property belonging to the Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of the Tenant or of such other person only, and the Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft or misappropriation is a result of the negligence or contributory negligence of Landlord or Landlord's agents or employees. The Tenant agrees to hold the Landlord harmless and indemnified against claims and liability for injuries to all persons and for damages to or loss of property occurring in or about the Property, due to any act of negligence or default under this lease by the Tenant, its contractors, agents or employees.

         To the extent that the Tenant carries hazard insurance on any of its property in the Premises and to the extent that the Landlord carries hazard insurance on the Property, each policy of insurance shall contain, if obtainable from the insurer selected by the Tenant or the Landlord, as the case may be, without additional expense, a provision waiving subrogation against the other party to this lease. If such provision can be obtained only at additional expense, the obligation to obtain such provision shall continue if the other party, on notice shall pay the amount of such additional expense. Each of the parties hereto releases the other with respect to any liability which the other may have for any damages by fire or other casualty with respect to any liability which the other may have for any damages by fire or other casualty with respect to which the party against whom such release is claimed shall be insured under a policy or policies of insurance containing such provision waiving subrogation.





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                                       IV.

         LESSEE COVENANTS AND AGREES WITH LESSOR.

         LIABILITY INSURANCE. Landlord and Tenant shall, at their expense, maintain during the term, liability insurance, contractual liability insurance and property damage insurance under policies issued by insurers of recognized responsibility, with limits of not less than $1,000,000.00 for personal injury, bodily injury, death, or for damage or injury to or destruction of property (including the loss of use thereof) for any one occurrence. Tenant's policies shall name Landlord, its agents, servants and employees as additional insureds. Certificates of insurance shall be furnished to Landlord. **comprehensive public

         HOLDING OVER. If the tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord Rent at 150% of the monthly rate specified in Section 1 for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term, such holding over shall, constitute a renewal of this lease on a month to month basis, cancelled by either party on thirty (30) days prior written notice. The provisions of this Section do not exclude the Landlord's rights or re-entry or other right hereunder.

         ASSIGNMENT AND SUBLETTING. (a) The Tenant shall not, without the Landlord's prior written consent*, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer thereof or any lien upon the Tenant's interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one other than Tenant.

         (b) Notwithstanding anything herein to the contrary, if at any time or from time to time during the Term, Tenant desires to sublet or assign the lease with respect to all or part of the Premises, Tenant shall notify Landlord in writing (hereinafter referred to in this Section as the "Notice") of the terms of the proposes subletting or assignment and the area proposed to be sublet or covered by the assignment.

*which shall not be unreasonably withheld.


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         If the Landlord approves in writing the terms of the proposed assignment or sublease and the proposed assignee or sublessee but a fully executed counterpart of such assignment or sublease is not delivered to Landlord within sixty (60) days after the date of Landlord's approval, then Landlord's approval of the proposed assignment or sublease shall be deemed null and void and Tenant shall again comply with all the conditions of this Section as if the Notice and options hereinabove referred to had not been given and received.

         (d) Tenant agrees to pay to Landlord, on demand, reasonable costs incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

         (e) If, with the consent of the Landlord, this lease be assigned or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent and Additional Rent herein reserved, but no such assignment subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

     (f) Tenant shall remain liable in the event of any assignment or sub-letting.

         CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be conclusive evidence as against the Tenant that the Premises were in good order and satisfactory condition with the Tenant took possession, except as to latent defects. No promise of the Landlord to alter, remodel, repair or Improve the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate Work Letter Agreement signed by Landlord and Tenant. At the termination of this lease, the Tenant shall return the Premises broom-clean and in as good condition as when the Tenant took possession, ordinary wear and loss by fire or other casualty excepted, falling which the Landlord may restore the Premises to such condition and the Tenant shall pay the cost thereof on demand. The provisions of this Section IV shall survive the termination of this lease.

         USE OF PREMISES. The Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as the Landlord


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                  may hereinafter from time to time make for the Building. The
                  Landlord shall not be responsible for the non-observance by any other tenant of any of said rules and regulations.

                           (a) The Tenant shall not exhibit, sell or offer for
                  sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of the Landlord.

                           (b) The Tenant will not make or permit to be made any
                  use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereto to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high-quality office building,, or which will impair or interfere with or tend to impair or interfere with any of the services performed by Landlord for the Property.

                           (c) The Tenant shall not display, inscribe, print,
                  paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Directory Board, and then only such names) and matter, and in such color, size, style, place and materials, as shall first have been approved by the Landlord. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right of interest in this lease or in the Premises tor to be deemed to be the written consent of landlord mention in Section III, it be expressly understood that any such listing is a privilege extended by Landlord revocable at will bey written notice to Tenant.

                           (d) The Tenant shall not advertise the business,
                  profession or activities of the Tenant conducted in the Building in any manner which violates the Letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of the business address of the Tenant, and shall never use any picture or likeness of the Building in circulars, notices, advertisements or correspondence without the Landlord's consent.

                           (e) No additional locks or similar devices shall be
                  attached to any door or window without Landlord's prior written consent. No keys for any door other than others provided by the Landlord shall be made. If more than two keys for one lock are desired, the Landlord will provide the same upon payment by the Tenant.

                  All keys must be returned to the Landlord at the expiration or termination of this lease.

                           (f) The Tenant shall not make any alterations,
                  Improvements or additions to the Premises including, but not limited to, wall coverings, floor coverings and special lighting installations, without the Landlord's advance written consent in each and every instance. In the event Tenant desires to make any alterations, Improvements or additions, Tenant shall first submit to Landlord plans and specifications therefore and obtain Landlord's written approval thereof prior to commencing any such work. All alterations, Improvements or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premise shall become Landlord's property and shall remain upon the Premises at the termination of this lease without compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, office and professional equipment) provided, however, that landlord shall have the right to require Tenant to remove such alternations, Improvements or additions, at Tenant's cost, upon the termination of this lease and to repair any damage to the Premises resulting therefrom, and Tenant may remove millwork or other*

                           (g) All persons entering or leaving the Building
                  after hours on Monday through Friday, or at any time on Saturdays, Sundays or holidays, may be required to do so under such regulations as the Landlord may Impose. The Landlord may exclude or expel any peddler.

                           (h) The Tenant shall not overload any floor. The
                  Landlord may direct the time and manner of delivery, routing and removal, and the location, of safes and other heavy articles.

                           (i) Unless the Landlord gives advance written
                  consent, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable fluids such as gasoline, kerosene, naphtha, and benzine, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb or property except in a manner which would not violate any ordinance or regulation of the City. The Tenant shall not use the Premises for any illegal or immoral purpose.

                           (j) The Tenant shall cooperate fully with the
                  Landlord to assure the effective operating of the Building's air-conditioning system, including the closing of venetian blinds and drapes, and if windows are operable to keep them closed when the air-conditioning system is in use.

* built-in fixtures installed by Tenant, at its expense, provided Premises are restored to its original condition, ordinary wear and tear excepted.

                           (k) The Tenant shall not contract for any work or
                  service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of the Landlord.

                           (l) The sidewalks, halls, passages, exits, entrances,
                  elevators and stairways shall not be obstructed by the Tenant or used for any purpose other than for Ingress to and egress from its Premises. The halls, passages, exists, entrances, elevators, stairways and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be constructed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees or invitees of any Tenant shall go upon the roof or mechanical floors of the Building.

                           (m) Tenant shall not use, keep or permit to be used
                  or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner, offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

                           (n) Tenant shall see that the doors, and windows, if
                  operable, of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries or losses sustained by other tenants or occupants of the Building or Landlord.

                           In addition to all other liabilities for breach of
                  any covenant of this Section, the Tenant shall pay to the Landlord an amount equal to any increase in insurance premiums payable by the Landlord or any other tenant in the Building, caused by such breach.

         REPAIRS. Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air-conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of
Section V, the Tenant shall, at the Tenant's own expense, keep the Premises in good order, condition and repair during the term, except that the Landlord, at the Landlord's expense (unless caused by the fault or negligence of the Tenant, its contractors, agents, or employees) shall keep in repair the elevators, electrical lines, plumbing fixtures located in the Building (except those installed by or for Tenant with Landlord's approval) heating and air-conditioning equipment, outside walls, including windows, and roof. The Tenant at the Tenant's expense, shall comply with all laws and ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to the Tenant's use thereof, except that the Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, the Tenant, or is required by reason of a breach of any of the Tenant's covenants and agreements hereunder. Landlord shall not be required to repair any injury or damage by fire or other cause or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by the Tenant.

                                       V.

                  Lessor and Lessee mutually covenant and agree as follows:

         UNTENANTABILITY. If the Premises are made untenantable in whole or in part by fire or other casualty the Rent, until repairs shall be made or the lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by the Tenant, if, but only if, such fire or other casualty be not caused by the fault or negligence of the Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored to Building Standard by the Landlord within a period of four (4) months, either party shall have the right to cancel this lease by notice to the other given at any time within thirty (30) days after the date of such damage; except that if such fire or casualty resulted from the Tenant's fault or negligence, the Tenant shall have no right to cancel. If a portion of the Building other than the Premises shall be so damaged that in the opinion of the Landlord the Building should be restored in such a way as to alter the Premises materially, the Landlord may cancel this lease by notice to the Tenant given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this Section, this lease and the term and estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this lease. If this lease is not so terminated, the Landlord will promptly repair the damage at the Landlord's expense.

         EMINENT DOMAIN. (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and the Landlord shall be entitled to receive the entire award related to the real property, the Tenant hereby assigning to the Landlord the Tenant's interest therein, if any. Tenant shall be entitled to the amount of the award, if any, for Tenant's personal property in the Premises and moving expenses it incurs.

         (b) In the event that title to a substantial part of the Building other than the Premises shall be so condemned or taken and if in the opinion of the Landlord, the Building should be restored in such a way as to alter the Premises materially, the Landlord may terminate this lease and the term and estate hereby granted by notifying the Tenant of such termination within sixty

(60) days following the date of vesting of title, and this lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this lease, and the Rent hereunder shall be apportioned as of such date.

         LANDLORD'S REMEDIES. All rights and remedies of the Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this lease.

                           (a) If the Tenant shall (i) apply for or consent to
                  the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law other than the federal Bankruptcy Code, or (v) file an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding other than the Federal Bankruptcy Code or if an order, judgment or decree shall be entered by any court of competent jurisdiction, except for a bankruptcy court or a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, then, in any of such events, the Landlord may give to the Tenant a notice of intention to end the term of this lease specifying a day not earlier than ten (10) days thereafter, and upon the giving of such notice the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely on the day so specified as if that day were the date herein specifically fixed for the expiration of the term.

                           (b) If Tenant defaults in the payment of Rent and
                  such default continues for ten (10) days after notice, or defaults in the prompt and full performance of any other provision of this Lease and such default continues for twenty
                  (20) days after notice* or if the leasehold interest of the Tenant be levied upon under execution or be attached by process of law, or if the Tenant abandons the Premises, then and in any such event the Landlord may, at its election, either terminate this lease and the Tenant's right to possession of the Premises or, without terminating this lease, endeavor to relet the Premises. Nothing herein shall be construed so as to relieve the Tenant of any obligation, including the payment of Rent, as provided in this lease.

                           (c) Upon any termination of this lease, the Tenant
                  shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Landlord of the Premises as of the Landlord's former estate and to expel or remove the Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be reasonably necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's right to Rent or any other right given to the Landlord hereunder or by operation of law.

                           (d) If the Tenant abandons the Premises or the
                  Landlord otherwise becomes entitled so to elect, and the Landlord elects, without terminating this lease, to endeavor to relet the Premises, the Landlord may, at the Landlord's option enter into the Premises, remove the Tenant's signs and other evidence of tenancy, and take and hold possession thereof as in Paragraph (c) of this Section provided, without such entry and possession terminating this lease, or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the Rent hereunder for the full term as hereinafter provided. Upon and after entry into possession without termination of this lease, the Landlord may relet the Premises or any part thereof for the account of the Tenant to any person, film or corporation other than the Tenant for such rent, for such time and upon such terms as the Landlord shall determine to be reasonable (in accordance with the then prevailing market conditions and terms). In any such case, the Landlord may make repairs, alterations and addition in or to the Premises, and redecorate the same to the extent deemed by the Landlord reasonably necessary or reasonably desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's reasonable expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this lease, together with the cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay the Landlord the amount of each monthly deficiency upon demand.

                           (e) If the Landlord elects to terminate this lease in
                  any of the contingencies specified in this Section, it being understood that the Landlord may elect to terminate the lease after and notwithstanding its election to terminate the Tenant's right to possession as in Paragraph (b) of this Section provided, the Landlord shall be entitled to recover as damages, and not as a penalty, an amount equal to the Rent and Additional Rent provided in this lease for the residue of the stated term hereof, less the fair rental value of the Premises for the residue of the stated term as the same accrues.

                           (f) Any and all property which may be removed from
                  the Premises by the Landlord pursuant to the authority of this lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. The Tenant shall pay to the Landlord upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the

                  Landlord's possession or under the Landlord's control. Any such property of the Tenant not removed from the Premises or retaken from storage by the Tenant within thirty (30) days after the end of the term or of the Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by the Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

                           (g) The Tenant agrees that if it shall at any time
                  fail to make any payment or perform any other act on its part to be made or performed under this lease, the Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving, or releasing the Tenant from, any obligation under this lease, make such payment or perform such other act to the extent the Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. The Tenant agrees to pay a reasonable attorney's fee if legal action is required to enforce performance by Tenant of any condition, obligation or requirement hereunder. All sums to be paid by the Landlord and all expenses in connection therewith, together with interest at the prime rate in existence at the time from the date of payment, shall be deemed additional rent hereunder and payable at the time of any installment of Rent thereafter becoming due and the Landlord shall have the same rights and remedies for the non-payment thereof, or of any other additional rent, as in the case of default in the payment of Rent.

         SUBORDINATION OF LEASE. The rights of the Tenant under this lease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Property, and to the lien of any mortgage now or hereafter in force against such leases and/or the Property, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. This Section is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute such further instruments as may be requested by the Landlord, provided Tenant receives reasonably satisfactory assurances that its tenancy will not be disturbed so long as Tenant is not in default of its obligations under the Lease. The Tenant hereby irrevocably appoints the Landlord as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instrument or instruments. Tenant, at the option of any mortgagee, agrees to attorn to such mortgagee in the event of foreclosure sale or deed in lieu thereof.

         COMMENCEMENT OF POSSESSION. If the Landlord shall be unable to give possession of the Premises on the date of the commencement of the term hereof because the Premises shall not be ready for occupancy, the Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless the delay is the fault of the Tenant, the Rent shall not commence until the Premises are available for occupancy by the Tenant, and no such failure to give possession on the date of commencement of the term shall in any wise affect the validity of this lease or the obligations of the Tenant hereunder, nor shall same be construed in any wise to extend the term of this lease. If, at the Tenant's request, the Landlord shall make the Premises available to the Tenant prior to the date of commencement of the term for the purpose of decorating, furnishing and equipping the Premises, the use of the Premises for such work shall not create a landlord-tenant relationship between the parties nor constitute occupancy of the Premises within the meaning of the next sentence, but the provisions of Section III of this lease shall apply. If, with the consent of the Landlord, the Tenant shall enter into occupancy of the Premises to do business therein prior to the date of commencement of the term, provisions of this lease shall apply and the Rent shall accrue and be payable at the first rate specified in Paragraph (a) of Section II. from the date of occupancy.

         NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered Mail, postage prepaid, (a) if for the Tenant, addressed to the Tenant at the Building, or at such other place as the Tenant may from time to time designate by notice to the Landlord, or (b) if for the Landlord, addressed to the office of the Landlord in the Building with a copy to Landlord addressed to c/o John W. Galbreath & Co., 3401 West End Building, Nashville, Tennessee 37203 or at such otherp lace as the Landlord may from time to time designate by notice to the Tenant. All consents and approvals provided for herein must be in writing to be valid. If the term Tenant as used in this lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

         SPRINKLERS. If there now is or shall be installed in the Building a "sprinkler system," and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of the Tenant, Tenant's agents, servants, employees, licensees or visitors, the Tenant shall forthwith restore the same to good working conditions at its own expense, and if the Board of Fire Underwriters of Fire Insurance Exchange or any bureau, department or official of the state or city government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of the Tenant's business, or the location of partitions, trade fixtures, or other contents, of the Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Tenant shall, at the Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler head or other equipment.

         NO ESTATE IN LAND. This contract and lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord, and Tenant has only a usufruct which is not subject to levy and sale.

         IN VALIDITY OF PARTICULAR PROVISIONS. If any clause or provision of this lease is or becomes illegal, invalid or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during its term, the intention of the parties hereto is that the remaining parts of this lease shall not be affected thereby unless such invalidity is, in the sold determination of Landlord, essential to the rights of both parties in which event Landlord has the right to terminate this lease on written notice to Tenant.

         WAIVER OF BENEFITS. Tenant waives the benefits of all existing and future Rent Control Legislation and Statues and similar governmental rules and regulations, whether in time of war or not, to the extent permitted by law.

         MISCELLANEOUS TAXES. Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixture, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, or upon Tenant's occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

         SUBSTITUTE PREMISES. If the Premises contain an area of 2,000 square feet or less, Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this lease with respect thereto.

         BROKERAGE. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction other than John W. Galbreath & Co., and FVAA, Inc., and that no broker, agent or other person brought about this transaction, and Tenant agrees to indemnity and hold Landlord harmless from and against any claims by other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Section shall survive the termination of this lease.

         SPECIAL STIPULATION. (a) No receipt of money by the Landlord from the Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

                  (b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

                  (c) The term "Landlord" as used in this lease, so far as covenants or agreement on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of the Landlord contained in this lease thereafter to be performed.

                  (d) It is understood that the Landlord may occupy portions of the Building in the conduct of the Landlord's business. In such event, all references herein to the other tenants of the Building shall be deemed to include the Landlord as an occupant.

                  (e) The term "City" as used in this lease shall be understood to mean the City in which the Property is located.

                  (f) All of the covenants of the Tenant hereunder shall be deemed and constructed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

                  (g) Tenant agrees that, upon receiving a written request from Landlord, Tenant will with ten (10) days deliver a copy of this lease, or if Landlord so requests, a memorandum of this lease, in recordable form to Landlord. Tenant shall not record this lease or a memorandum thereof without the prior written consent of Landlord.

                  (h) Neither party has made any representations or promises, except as contained herein, or in some further writing signed by the party making such representation or promise.

                  (i) In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this lease as agent, trustee or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

                  (j) In event of variation or discrepancy, the Landlord's original copy of this lease shall control.

                  (k) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representatives and successors, and assigns in the event this lease has been assigned with the express, written consent of the Landlord.

                  (l) If, because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien or other lien charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, at its own cost and expense, cause the same to be discharged of record, or bonded, within thirty (30) days after the filing thereof, and Tenant shall indemnify the save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fee resulting therefrom.

                  (m) It is understood and agreed that this lease shall not be binding until and unless all parties have signed it.

         Exhibit A and Rider to Lease consisting of three pages are attached hereto and become part of this lease.

         IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                                         THE EQUITABLE LIFE ASSURANCE
                                         SOCIETY OF THE UNITED STATES
                                         (Landlord)


                                         By:
                                            ---------------------------------


                                         RIVENDELL OF AMERICA, INC.
                                         (Tenant)
ATTEST:

                                         By:
---------------------------                 ---------------------------------
         Secretary

                                    Exhibit A






                            FLOOR MAP OF PREMISES.

                                 Rider to Lease


         RIDER TO LEASE, DATED __________________, 1989, between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, as Landlord, and RIVENDELL OF AMERICA, INC, as Tenant.

         Base Rent. Tenant agrees to pay Landlord for the use of the Premises in lawful money of the United States, a base monthly rent in accordance with the following schedule:


        Year                       Annual                         Monthly
        ----                       ------                         -------
       Year 1                    $105,478.10                    $ 8,789.84
       Year 2                    $175,024.10                    $14,585.34
       Year 3                    $198,206.10                    $16,517.18
       Year 4                    $209,797.10                    $17,483.09
       Year 5                    $209,797.10                    $17,483.09


The base rent specified above shall be paid in accordance with the provisions of
Article II of this Lease.

         Landlord shall abate the monthly installments of Base Rental for the first six (6) months of the initial Term of this Lease.

         Renewal Option. Tenant shall have the option to renew this Lease for one (1) successive five (5) year term under the same terms and conditions of the Lease, except that Base Rent for the renewal term shall be calculated at the then current market rate for the Premises, provided however, that: (1) the Tenant shall have notified the Landlord in writing of its election to renew the term at least six (6) months prior to the commencement of such term, and (2) at the time of such election and at the time of commencement of such terms, the Tenant shall not be in default under any of the terms, covenants or conditions of the Lease with respect to a matter as to which notice of default has been given hereunder and which has not been remedied within the time limited in this Lease and this Lease has not been terminated.

         Right of First Refusal. Tenant shall have the continuing right of first refusal for adjacent space on the Fifth Floor. When such space becomes available, Landlord shall notify Tenant in writing that it is under firm negotiations with a prospective tenant and should Tenant decide to lease said space, Tenant may do so under the same terms and conditions as provided in this Lease, including Base Rent, provided that Tenant notify Landlord in writing of its desire to lease said additional space within five (5) business days after receiving said written notification from Landlord.

         Improvements. Landlord shall, at its expense, furnish and install the improvements shown on Tenant's plans and specifications, dated 9-28-89, and such shall be completed on or before 11-1-89.

         Moving Allowance. Landlord shall, upon the Commencement Date of this Lease, provide Tenant with a moving expense allowance equal to $1.00 per rentable square foot of the Premises.

         Landlord's execution of this Lease is subject to the "buy out" and cancellation of Hospital Corporation of America's existing lease.

         Additional Space. Commencing February 1, 1990, Tenant shall lease an additional 1,883 rentable square feet of adjacent space (See Exhibit A, attached hereto) under the same terms and conditions of the Lease, including base rental rate and abatement of monthly rent due on the additional space from February 1, 1990 through July 31, 1990. Tenant shall also receive an improvement allowance not exceed $7.00 per rentable square foot of the additional space. This expansion is subject to Landlord's receipt and execution of a cancellation agreement with the tenant currently occupying said space.

                                      THE EQUITABLE LIFE ASSURANCE
                                      SOCIETY OF THE UNITED STATES
                                      (Landlord)


                                      By:__________________________________


                                      RIVENDELL OF AMERICA, INC.
                                      (Tenant)


                                      By:__________________________________

                             JOHN W. GALBREATH & CO.
                                     Realtor
                             3401 West End Building
                           Nashville, Tennessee 37203


Leasing/Management Agent                                __________________, 1990



Rivendell of America Inc.
3401 West End Building
Nashville, Tennessee  37203

Gentlemen:

         The following will confirm our agreement with respect to certain storage space on the Fifth (5th) Floor of the 3401 West End Building in Nashville, Tennessee, to be used by your firm for storage purposes, which is leased to you under the following terms and conditions:

         1. This Lease and rental provided for hereunder shall be on a month-to-month basis commencing January 17, 1990.

         2. The Base Rent for this space shall be $56.00 per month, payable in advance, on the first day of each calendar month at the office of the Landlord in Nashville, Tennessee. The Base Rent shall include Tenant's cost of electricity so long as Tenant uses the premises solely for storage purpose. Should Tenant use the space for any other purposes, Tenant shall be invoiced for electricity consumption accordingly.

         3. Tenant agrees to accept the premises demised herein in "as-is" broom clean condition, and any improvements thereto shall be constructed with Landlord's consent, at Tenant's sole expense, and Tenant shall pay for the same within fifteen (15) days of being invoiced therefor by Landlord, and said amount shall be deemed additional rent until paid.

         4. Tenant shall have the option to cancel this Lease upon thirty days prior written notice to landlord of its intention to cancel.

         5. This space represent 112 sq. ft. rentable area.

         Please indicate your acceptance to the above agreement by signing and returning the enclosed copy of this letter.


                                          THE EQUITABLE LIFE ASSURANCE
                                          SOCIETY OF THE UNITED STATES
Witness:                                  (Landlord)


By:_________________________              By:____________________________

Witness:


                                          RIVENDELL OF AMERICA, INC.
By:_________________________              (Tenant)


                                          By:____________________________


  SOUTHERN REGIONAL OFFICE: FIRST AMERICAN CENTER, NASHVILLE, TN. 615/255-4818
      MAIN OFFICE: 180 EAST BROAD STREET; COLUMBUS, OHIO 43215 614/460-4444